                                                                   EXHIBIT 10(a)

                                   CONFIDENTIAL TREATMENT
                                   CLEVELAND-CLIFFS INC HAS REQUESTED THAT THE
                                   MARKED PORTIONS OF THIS DOCUMENT BE ACCORDED
                                   CONFIDENTIAL TREATMENT PURSUANT TO RULE 24B-2 UNDER THE SECURITIES EXCHANGE ACT OF 1934

             AMENDED AND RESTATED PELLET SALE AND PURCHASE AGREEMENT

      THIS AGREEMENT, entered into, dated and effective as of May 17, 2004 ("Agreement"), by and among THE CLEVELAND-CLIFFS IRON COMPANY, an Ohio corporation ("Iron"), CLIFFS MINING COMPANY, a Delaware corporation ("Mining"), NORTHSHORE MINING COMPANY, a Delaware corporation ("Northshore"), CLIFFS SALES COMPANY, an Ohio corporation ("Sales"; Iron, Mining, Northshore and Sales being collectively referred to herein as "Cliffs"), INTERNATIONAL STEEL GROUP INC., a Delaware corporation ("ISG"), and ISG WEIRTON INC., a Delaware corporation ("ISG Weirton"; ISG, and ISG Weirton being collectively referred to herein as "Steel").

                                    RECITALS

      WHEREAS, Cliffs and Weirton Steel Corporation ("Weirton") are parties to that certain Pellet Sale and Purchase Agreement dated September 30, 1991 (the "Original Contract"), pursuant to which Cliffs provided Weirton with iron ore pellets in connection with Weirton's steel manufacturing and processing activities;

      WHEREAS, on May 19, 2003, Weirton filed for protection under Chapter 11 of the United States Bankruptcy Code in the bankruptcy case styled In re: Weirton Steel Corporation, et al., case number 5:03-BK-1802 (the "Bankruptcy Case") in the United States Bankruptcy Court for the Northern District of West Virginia;

      WHEREAS, at the time of the filing of the Bankruptcy Case, Cliffs and Cleveland-Cliffs Inc asserted a claim for Weirton's alleged default under the Original Contract in the amount of $1,010,996.82 (the "Cure Amount");

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      WHEREAS, in connection with the Bankruptcy Case, Steel has acquired substantially all of Weirton's assets, including an assignment by Weirton of the Original Contract pursuant to Section 365 of the United States Bankruptcy Code to Steel, which Steel has expressly agreed to assume;

      WHEREAS, in order to secure the consent of Cliffs to the assignment by Weirton and the assumption by ISG of the Original Contract, Cliffs and Steel have entered into a certain letter agreement dated April 21, 2004, setting forth the terms and conditions by which the Cure Amount would be waived by Cliffs and the Original Contract would be amended; and

      WHEREAS, Cliffs desires to continue to sell to Steel and Steel desires to continue to purchase from Cliffs certain quantities of grades of iron ore flux pellets and iron ore standard pellets as follows: (i) such grades of iron ore flux pellets being those produced at the Tilden Mining Company, L.C. iron ore pellet plant ("Tilden Pellets"), located in Tilden, Michigan; (ii) such grades of iron ore standard pellets being those produced at the Northshore Mining Company iron ore pellet plant ("Northshore Pellets"), located in Silver Bay, Minnesota; (iii) such grades of iron ore standard pellets being those produced at the Hibbing Taconite Company Joint Venture iron ore pellet plant ("Hibbing Pellets"), located in Hibbing, Minnesota; (iv) such grades of iron ore partially fluxed pellets produced at the United Taconite LLC iron ore pellet plant ("Utac Pellets"), located in Eveleth, Minnesota; or (iv) such other pellet grades as may be mutually agreed to by the parties hereto (such Tilden Pellets, Northshore Pellets, Hibbing Pellets, Utac Pellets and other mutually agreed upon pellets collectively being referred to herein

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                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

as "Cliffs Pellets"), all upon the terms and subject to the conditions contained herein.

      NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth, Cliffs and Steel agree as follows:

SECTION 1. - DEFINITIONS.

      The terms quoted in the above parentheses of the first introductory paragraph of this Agreement and the WHEREAS clause, other terms quoted throughout this Agreement, and the terms defined below in this Section 1 shall have the meanings assigned to them for purposes of this Agreement. Attached as Appendix I to this Agreement is a locator list of all defined terms used throughout the Agreement.

      (a). The words, "Steel's Annual Pellet Tonnage Requirements", as used herein, shall mean for the years 2004 and 2005, the greater of [****] of Steel's total annual iron ore pellet requirements, or [****] tons and, for the years 2006 through and including 2018, a tonnage amount equal to Steel's total annual iron ore pellet tonnage requirements, with a minimum annual purchase obligation of [****] tons per year, required for consumption in Steel's iron and steel making facilities in any year at ISG Weirton, located in Weirton, West Virginia ("Weirton Works"). The word "pellets", as used herein, shall mean iron-bearing products obtained by the pelletizing of iron ore or iron ore concentrates, suitable for making iron in blast furnaces.

      (b). The word "ton", as used herein, shall mean a gross ton of 2,240 pounds avoirdupois natural weight.

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

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

      (c). The words "net ton", as used herein, shall mean a ton of 2,000 pounds avoirdupois natural weight.

      (d). The word "year", as used herein, shall mean a calendar year commencing on January 1 and ending December 31.

SECTION 2. - SALE AND PURCHASE/TONNAGE.

      During each of the years 2004 through 2018, and each year thereafter as long as this Agreement remains in effect, Cliffs shall sell and deliver to Steel and Steel shall purchase and receive from Cliffs and pay for a tonnage of Cliffs Pellets which tonnage shall be equal to Steel's Annual Pellet Tonnage Requirements for each such year.

SECTION 3. - PELLET GRADES; QUALITY

      (a). For the years 2004 and 2005, the Cliffs Pellets shall consist of 100% Tilden Pellets. For the years 2006 and beyond, the Cliffs Pellets delivered hereunder shall be allocated [****] Tilden Pellets and [****] consisting of any combination, determined by Cliffs in its sole discretion, of Northshore Pellets, Hibbing Pellets or Utac Pellets.

      (b). Cliffs Pellets when loaded for shipment will be consistent with the typical specifications and analysis limits set forth in Exhibit 1 to this Agreement.

      (c). In the event the monthly average vessel analysis exceeds one standard deviation as set forth in Exhibit 1 to this Agreement, Cliffs will take such commercially reasonable actions as shall be necessary to achieve specification conformity. If specification conformity cannot be achieved, Steel and Cliffs shall

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

negotiate in good faith to determine what actions or remedies, if any, are appropriate.

      (d). If any two vessel shipments made during any calendar month have analysis that exceeds the analysis limits in the specifications set forth in
Exhibit 1, Steel may refuse any subsequent vessel shipments during that calendar month, and Steel shall not be required to accept any subsequent shipments until Cliffs has taken action to remedy the non-conformity so that future shipments will be within the analysis limits. If more than two vessel shipments made during any calendar month have analysis that exceeds such limits, Cliffs and Steel shall negotiate an appropriate cost adjustment (if any) for the cargoes in excess of the first cargo that exceeded the analysis limits, based upon the additional costs (if any) to Steel associated with the quality specifications in the additional vessel shipments made during that calendar month that exceeded such analysis limits.

SECTION 4. - NOTIFICATION AND NOMINATION.

      (a). With respect to the tonnage of Cliffs Pellets to be purchased by Steel for the year 2004, as provided in Section 2, on or before June 30, 2004 of the current year, Steel shall notify Cliffs in writing of Steel's preliminary tonnage of Steel's Annual Pellet Tonnage Requirements which Steel shall purchase from Cliffs. Such notification shall be in the form set forth in Exhibits 2A and 2B to this Agreement and shall include the following: (i) Steel's Annual Operating Plan for the Weirton Works for the balance of the current year detailed by months, as such Annual Operating Plan relates to Steel's planned monthly consumption of all pellets for such year at the Weirton Works; (ii) the tonnage of Cliffs Pellets which

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

Steel expects to purchase in the current year from Cliffs for the Weirton Works; and (iii) Steel's planned monthly pellet consumption of all pellets for the first four months of the year 2005 at the Weirton Works.

      (b). With respect to the tonnage of Cliffs Pellets to be purchased by Steel for the Weirton Works for each of the years 2005 through 2018, as provided in Section 2, on or before November 1 of each of the years prior to the years above, Steel shall notify Cliffs in writing of Steel's preliminary tonnage of Steel's Annual Pellet Tonnage Requirements which Steel shall purchase from Cliffs. Such notification shall be in the form set forth in Exhibits 2A and 2B to this Agreement and shall include the following: (i) Steel's Annual Operating Plan for the Weirton Works for the following year detailed by months, as such Annual Operating Plan relates to Steel's planned monthly consumption of all pellets for such year; (ii) the tonnage of Cliffs Pellets which Steel expects to purchase in the following year from Cliffs for the Weirton Works; (iii) Steel's expected total pellet inventory as of December 31 for the then current year;
(iv) Steel's planned total pellet inventory on December 31 for the following year; and (v) Steel's planned monthly pellet consumption for the first four months of the year which succeeds the following year.

      (c). With respect to the tonnage of Tilden Pellets, Northshore Pellets, Hibbing Pellets and Utac Pellets which Cliffs will have available for sale to Steel in 2006, on or before December 31, 2005, and in each succeeding year thereafter as provided for in Section 4(b) above, Cliffs shall notify Steel in writing as to the tonnage of Tilden Pellets, Northshore Pellets, Hibbing Pellets and Utac Pellets

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

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

Cliffs shall sell to Steel, which tonnage shall equal Steel's Annual Pellet Tonnage Requirements for such year.

      (d). [****]

      (e). [****]

      (f). [****]

SECTION 5. - PRICE, ADJUSTMENTS [**** ].

      (a). The final year 2004 price for the Cliffs Pellets, either currently at or to be delivered to Pinney Dock located in Ashtabula, Ohio or Cleveland Bulk Terminal located in Cleveland, Ohio or other Lake Erie dock that Steel and Cliffs mutually agree to designate (collectively, the "Lower Lake Docks) shall be as follows: Tilden Pellets shall have a final year 2004 price of [****] per ton (which at the expected natural iron content of [****] for Tilden Pellets equals [****] per iron unit); Northshore Pellets shall have a final year 2004 price of [****] per ton (which at the expected natural iron content of [****] for Northshore Pellets equals [****] per iron unit); Hibbing Pellets shall have a final year 2004 price of [****] per ton (which at the expected natural iron content of [****] for Hibbing Pellets equals [****] per iron unit); and Utac Pellets shall have a final year 2004 price of [****] per ton (which at the expected natural iron content of [****] for Utac Pellets equals [****] per iron unit).

      (b). The prices for the specific grades of Cliffs Pellets sold and purchased in each of the years 2005 and thereafter for the Weirton Works shall be based on the 2004 base prices per iron unit as described in Section 5(a) above

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

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

("2004 Base Prices "), which 2004 Base Prices shall then be adjusted, up or down, in the year 2005 and each year thereafter by an amount as determined in accordance with Section 5(c) below.

      (c). In order to determine the adjusted prices to be paid each year for the Cliffs Pellets, as provided for under Section 5(b) above, the 2004 Base Prices and each of the following respective year's then adjusted prices per iron unit shall be further adjusted, up or down, each year for the year in determination as follows:

            (1) Divide (x) the numerator, which is the amount by which the [****] for the calendar year in determination changes (up or down) from the immediately preceding calendar year's [****]; by (y) the denominator, which is the immediately preceding calendar year's [****], and multiply the result obtained by [****]; and

            (2) Divide (x) the numerator, which is the amount by which the [****] for the calendar year in determination changes from the immediately preceding calendar year's [****]; by (y) the denominator, which is the immediately preceding calendar year's [****], and multiply the result obtain by [****]; and

            (3) Sum the results obtained in paragraphs (1) and (2) above and multiply that total by [****]; and

            (4) Multiply the results determined in (3) above by the preceding year's adjusted prices per iron unit for the Weirton Works

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

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

                  which will then equal the current year's price adjustment per iron unit for the Weirton Works; and

            (5) Add the result determined in (4) above to the preceding year's adjusted price per iron unit for the Weirton Works, which will then equal the current year's adjusted prices per iron unit for the Weirton Works; and

            (6) Multiply the result determined in (5) above by the current year's expected natural iron content, which will then equal the current year's estimated price per ton for the Weirton Works.

      Those adjusted prices per ton for the Weirton Works shall then become the contract's year estimated price for the Cliffs Pellets delivered to the Lower Lakes Docks for the year in determination.

      (d). The price for all tons sold by Cliffs to Steel shall be based on actual natural iron content shipped.

      (e). Attached as Exhibit 3 is an example of the adjustment formula applying the provisions of Sections 5(c) and 5(d).

      (f).  (i)   [****]

            (1)   [****]

            (2)   [****]

            (3)   [****]

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

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

            (4)   [****]

            (5) Attached as Exhibits 3 and 4 are examples of the calculations applying the provisions of Sections 5(f)(i).

            (ii) In the event that in any year [****] annual total [****] are less than [****] of [****] total annual [****], then Cliffs and Steel agree to review the annual total [****] of ISG Cleveland, Inc. ("ISG Cleveland"). If the annual total [****] of ISG Cleveland for that year are greater than or equal to [****] of ISG Cleveland's total annual [****], then the provisions of Section 5(f)(i) shall apply without further modification. If such [****] threshold is still not satisfied, then Cliffs and Steel agree to substitute another [****] which substituted [****] comprises an amount in excess of [****] of [****] total annual [****] in order to determine the [****]. The [****] and [****] which are used for the [****], as provided for in Section 5(f)(i) above, shall be adjusted as follows:
            (i) the actual average [****] of [****] substituted [****] from the previous year, less (ii) the [****] from the previous year, (iii) with the difference between (i) and (ii) above being added to both the [****] and the [****] to determine the revised [****] for the substituted [****] in order to determine the [****].

SECTION 6. - PAYMENTS AND ADJUSTMENTS.

      (a). Cliffs shall invoice Steel for each shipment of Cliffs Pellets delivered to the Lower Lake Docks and payment for shipments of Cliffs Pellets shall be

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

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

made via wire transfer no later than [****] following delivery of the Cliffs Pellets to the Lower Lake Docks.

      (b). Prices for Cliffs Pellets shall be adjusted on a calendar quarterly basis based upon estimated and actual changes in the published indices specified in Section 5(c) ("Quarterly Price Adjustment"). Cliffs shall calculate the Quarterly Price Adjustment and provide Steel with such Quarterly Price Adjustment by the 15th day after the end of each calendar quarter, or on such later date as may be mutually agreed between Cliffs and Steel. Cliffs shall issue an invoice or credit memo, as the case may be, to Steel concurrently with the Quarterly Price Adjustment, and payment from Cliffs to Steel or Steel to Cliffs, as the case may be, shall be made by the 15th day following issuance of the invoice or credit memo, as the case may be.

      (c). Following each contract year, final adjustments and payments shall be determined as follows:

            (1) The final [****] shall be determined by [****] and verified in detail in writing to [****] by an officer of [****], such verification due no later than January 31 of the year following a contract year, and payment from Cliffs to Steel or Steel to Cliffs, as the case may be, shall be made by February 15 of that year; and

            (2) The adjustment to the contract year's price identified pursuant to Section 5(c) shall be made by [****] by May 15 of the following year (using the most recent final estimate of the

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

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

                  [****] which shall be verified in writing by an officer of [****]. Cliffs shall issue an invoice or credit memo, as the case may be, to Steel, and payment from Cliffs to Steel or Steel to Cliffs, as the case may be, shall be made by June 15 of that year.

      (d). During the term of this Agreement, Cliffs shall have the right to conduct, at Cliff's expense, pellet stockpile surveys at the Weirton Works to verify (i) the tonnage of Cliffs Pellets which Steel has consumed and (ii) the tonnage of Cliffs Pellets currently owned by Cliffs in stockpile at the Weirton Works. In the event that the pellet stockpile survey results vary by more than [****] (above or below) from [****] (after taking into account actual iron units shipped versus actual iron units consumed), then Cliffs shall notify Steel and the parties shall make appropriate, mutually agreeable adjustments to Steel's preliminary nomination for the year issued pursuant to Section 4(b) of this Agreement.

      (e). At their own expense, Cliffs and/or Steel shall have an annual right to have the information and calculations relating to the contract price, [*** *], and adjustments verified by an independent third party auditor. In the event Steel shall fail to make payment when due of all amounts, Cliffs, in addition to all other remedies available to Cliffs in law or in equity, shall have the right, but not the obligation, to withhold further performance by Cliffs under this Agreement until all claims Cliffs may have against Steel under this Agreement are fully satisfied.

      (f). All payments shall be made in U.S. dollars.

SECTION 7. - SAMPLING AND ANALYSES.

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

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSIONS.

      All pellet sampling procedures and analytical tests conducted on Cliffs Pellets sold to Steel to demonstrate compliance with typical specifications and analysis limits shall be performed on each pellet vessel shipment. Sample and test methods shall be in accordance with Cliffs' existing practice and based on the appropriate ASTM or ISO standard methods published at the time of testing or the customary procedures and practices, or any other procedures and practices that may be mutually agreed to by Cliffs and Steel. Steel may, at any time and from time to time through one or more authorized representatives, and with prior notice to Cliffs, be present during production, loading, or to observe sampling and analysis of pellets being processed for shipment to Steel.

SECTION 8. - DELIVERY, STORAGE AND TRANSFER OF OWNERSHIP; GRANT OF SECURITY INTEREST.

      (a). Cliffs shall deliver to Steel the annual tonnage of Cliffs Pellets for the Weirton Works to the Lower Lakes Docks. To the extent title to pellets has been transferred to Steel in accordance with Section 8(b) of this Agreement, inventory in dock storage may be held in Steel's name, but solely to the extent of such payments.

      (b). Title, and all risk of loss, damage or destruction of Cliffs Pellets shall transfer to Steel upon [****] as provided for in Section 6(a).

      (c). (i) Steel acknowledges and agrees that it is the intent of the parties that title to the Cliffs Pellets shall pass to Steel solely upon [****] in accordance with the terms of this agreement. However, to secure the payment and performance of all obligations of Steel due

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

            to Cliffs pursuant to this Agreement, Steel hereby grants, pledges and assigns to Cliffs a purchase money security interest ("PMSI) in all of Steel's right, title and interest in and to the Cliffs Pellets, to extent that Steel takes possession of any Cliffs Pellets in any fashion prior to making payment as required under Section 6(a) of this Agreement, as well as the proceeds of any of the Cliffs Pellets, including the proceeds of any insurance related thereto (collectively, the "Collateral").

            (ii) The PMSI granted to Cliffs hereunder that attaches to a specific shipment of inventory shall automatically terminate upon the date of Cliffs' receipt from Steel of payment in full for said shipment (the "PMSI Termination Date"). Prior to the applicable PMSI Termination Date, the Collateral will at all times be free and clear of any lien, security interest, mortgage, charge or encumbrance created by or through Steel, or any of its affiliates, that is senior to the security interest granted to Cliffs hereunder.

            (iii) Steel hereby authorizes Cliffs to file UCC financing statements, and any amendments, modifications or continuation statements thereto, as Cliffs, in its sole discretion, deems necessary or advisable to perfect its security interest in the Cliffs Pellets granted hereunder, that describes the Collateral and to include any information required for the sufficiency or filing office acceptance of any such financing statements, amendments, modifications or

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

            continuation statements. Steel covenants and agrees to (i) provide promptly any information requested by Cliffs for inclusion on such financing statements, amendments, modifications or continuation statements and to provide prompt notice of any change in such information and (ii) to take such further actions and duly execute and deliver such further documentation as Cliffs may request in order to protect fully its security interest in the Cliffs Pellets granted hereunder.

            (iv) Prior to the applicable PMSI Termination Date, Steel will keep and preserve the Collateral in a commercially reasonable manner and will not use, sell or offer to sell, pledge or encumber, process, destroy or consume the Collateral. Steel further covenants and agrees that the Collateral shall be maintained solely at (i) the Lower Lakes Docks or (ii) the locations identified in Section 14 of this Agreement and Steel will not transfer or permit Collateral to be located at any other location without providing Cliffs with at least thirty (30) days prior written notice of any new location for the Collateral.

            (v) The parties hereto acknowledge and agree that in the event of a default hereunder by Steel, Cliffs will have all the rights and remedies afforded a secured party under the Uniform Commercial Code as adopted in the State of Ohio with respect to the Collateral.

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

                                          CONFIDENTIAL MATERIAL HAS BEEN
                                          OMITTED AND FILED SEPARATELY WITH THE
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          ASTERISKS DENOTE SUCH OMISSIONS.

SECTION 9. - SHIPMENTS.

      Shipments of Cliffs Pellets shall be in approximately equal amounts over the nine month period of April through December each year during the term of this Agreement to ensure an adequate amount of inventory to allow a working pellet pile at the Lower Lakes Docks.

SECTION 10. - WEIGHTS.

      (a). Except as set forth in Section 10(b) below, vessel bill of lading weight determined by certified railroad scale weights, certified belt scale weights, or certified bin scale weights in accordance with the procedures in effect from time to time at each of the loading ports shall be accepted by the parties as finally determining the amount of Cliffs Pellets delivered to Steel pursuant to this Agreement.

      (b). Steel shall have the right to have a draft survey performed on vessels by an independent third party contractor at the loading port (where the pellets are first loaded into a vessel for shipment) at Steel's expense and Steel shall afford Cliffs an opportunity to have a representative present by providing Cliffs a minimum of two days' notice prior to having any draft survey performed. If the vessel bill of lading weight is more than [****] higher or more than [****] lower than the draft survey weight, then the draft survey weight shall be the weight used in calculating the value of the cargo. In the event that the variance is greater than [****] , Cliffs and Steel will investigate and remedy the cause of the variance.

SECTION 11. - EMPLOYMENT OF VESSELS.

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

      Cliffs assumes the obligation for arranging and providing appropriate vessels for the transportation of the Cliffs Pellets delivered by Cliffs to Steel hereunder.

SECTION 12. - WARRANTIES.

      THERE ARE NO WARRANTIES, EXPRESS OR IMPLIED, WHICH EXTEND BEYOND THE PROVISIONS OF THIS AGREEMENT, INCLUDING ANY WARRANTIES OF MERCHANTABILITY OR FITNESS FOR INTENDED PURPOSE. All notices for substantial variance in specifications of the Cliffs Pellets from the specifications and analysis limits described in Exhibit 1 shall be given in writing delivered to Cliffs within sixty (60) calendar days after completion of discharge of the Cliffs Pellets at the lower lakes docks, or any claim arising from any substantial variance shall be deemed waived by Steel. Each party shall afford the other party prompt and reasonable opportunity to inspect the Cliffs Pellets as to which any notice is given as above stated. No claim will be entertained after the Cliffs Pellets have been consumed. The Cliffs Pellets shall not be returned to Cliffs without prior written consent of Cliffs. In no event shall Cliffs be liable for Steel's cost of processing, lost profits, injury to good will or any other special or consequential damages.

SECTION 13. - FORCE MAJEURE.

      No party hereto shall be liable for damages resulting from failure to produce, deliver or accept all or any of the Cliffs Pellets as described herein, if and to the extent that such production, delivery or acceptance would be contrary to or would constitute a violation of any regulation, order or requirement of a recognized

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                                       17
governmental body or agency, or if such failure is caused by or results directly or indirectly from acts of God, war, insurrections, interference by foreign powers, strikes, labor disputes, fires, floods, embargoes, accidents, acts of terrorism, or uncontrollable delays at the mines or either steel plant, on the railroads, docks or in transit, shortage of transportation facilities, disasters of navigation, or other causes, similar or dissimilar, that are beyond the control of the party charged with a failure to deliver or to accept the Cliffs Pellets. A party claiming a force majeure shall give the other party prompt notice of the force majeure, including the particulars thereof and, insofar as known, the probable extent and duration of the force majeure. To the extent a force majeure is claimed hereunder by a party hereto, such shall relieve the other party from fulfilling its corresponding agreement hereunder to the party claiming such force majeure, but only for the period affected by and to the extent of the claimed force majeure, unless otherwise mutually agreed to by the parties. The party that is subject to a force majeure shall use commercially reasonable efforts to cure or remove the force majeure event as promptly as possible to resume performance of its obligations under this Agreement.

SECTION 14. - NOTICES.

      All notices, consents, reports and other documents authorized and required to be given pursuant to this Agreement shall be given in writing and either personally served on an officer of the parties hereto to whom it is given or mailed, postage prepaid, or sent by telegram or facsimile addressed as follows:

                  If to Cliffs:
                           1100 Superior Avenue - 15th Floor
                           Cleveland, Ohio 44114-2589

ISG WEIRTON AMD PELLET SALE

                           Attention:  Secretary
                           cc:  General Manager - Sales & Traffic
                           Facsimile:  (216) 694-5385

                  If to Steel:
                           3250 Interstate Drive
                           Richfield, Ohio 44286
                           Attention:  Vice President, Finance
                                       and Administration
                           Facsimile: (330) 659-9132

                  With a copy to ISG Weirton:
                           400 Three Springs Drive
                           Weirton, West Virginia 26062
                           Attention: Controller
                           Facsimile: (304) 797-3419

provided, however, that any party may change the address to which notices or other communications to it shall be sent by giving to the other party written notice of such change, in which case notices and other communications to the party giving the notice of the change of address shall not be deemed to have been sufficiently given or delivered unless addressed to it at the new address as stated in said notice.

SECTION 15. - TERM.

      (a). The term of this Agreement shall commence as of the date hereof and continue through December 31, 2018. Unless either party has given written notice of termination to the other party by December 31, 2017 (twelve months prior to termination), this Agreement shall continue on an annual basis after December 31, 2018 (original termination year) subject to subsequent termination by either party upon not less than twelve months' prior written notification to the other party, in which case the Agreement shall terminate at the end of the next succeeding year.

ISG WEIRTON AMD PELLET SALE

      (b). This Agreement shall remain valid and fully enforceable for the fulfillment of obligations incurred prior to termination.

SECTION 16. - AMENDMENT.

      This Agreement may not be modified or amended except by an instrument in writing signed by the parties hereto.

SECTION 17. - MERGER, TRANSFER AND ASSIGNMENT.

      (a). Steel shall not merge, consolidate or reorganize with any person, partnership, corporation or other entity unless the surviving or resulting person, partnership, corporation or other entity assumes in writing all of Steel's obligations under this Agreement. Any obligations required to be assumed by a surviving or resulting person, partnership, corporation or entity in accordance with this Section 17(a) shall be limited to the Steel obligations under this Agreement, and this Section 17(a) is not intended (i) to impose and shall not be deemed to impose upon any such surviving or resulting person, partnership, corporation or entity, including Steel, any obligation with respect to any pellet requirements it may have for any facility or facilities it owns or operates other than the Weirton Works, nor (ii) to allow the surviving or resulting person, partnership, corporation or other entity to substitute any other pellet tonnage available from any other pellet purchase or pellet equity commitment of such surviving or resulting person, partnership, corporation or other entity in order to satisfy the assumed obligations under this Agreement for the Weirton Works.

      (b). Steel shall not sell or transfer all or any of the blast furnace operations at the Weirton Works to any other person, partnership, corporation,

ISG WEIRTON AMD PELLET SALE
joint venture or other entity ("Transferee") unless the Transferee assumes in writing all of Steel's obligations under this Agreement, as such obligations relate to the Weirton Works being sold or transferred. Any obligations required to be assumed by a Transferee in accordance with this Section 17(b) shall be limited to the Steel obligations under this Agreement relating to the particular facility or facilities sold or transferred. This Section 17(b) is not intended
(i) to impose and shall not be deemed to impose upon any such Transferee any obligation with respect to any pellet requirements such Transferee may have for any facility or facilities such Transferee owns or operates other than the Weirton Works, nor (ii) to allow such Transferee to substitute any other pellet tonnage available from any other pellet purchase or pellet equity commitment of such Transferee in order to satisfy the assumed obligations under this Agreement.

      (c). Steel shall not assign its rights or delegate its obligations under this Agreement except as provided in Section 17(a) or 17(b).

      (d). Cliffs shall not merge, consolidate or reorganize with any person, partnership, corporation or other entity unless the surviving or resulting person, partnership, corporation or other entity assumes in writing all of Cliffs' obligations under this Agreement. Cliffs shall not sell or transfer all or substantially all of its iron ore business to any other person, partnership, corporation, joint venture or other entity ("Cliffs Transferee") unless the Cliffs Transferee assumes in writing all of Cliffs' obligations under this Agreement.

      (e). Cliffs shall not assign its rights or delegate its obligations under this Agreement except as provided in Section 17(d).

ISG WEIRTON AMD PELLET SALE

      (f). All the covenants, stipulations and agreements herein contained shall inure to the benefit of and bind the parties hereto and their respective successors, transferees and permitted assigns, and any of the latter's subsequent successors, transferees and permitted assigns.

SECTION 18. - WAIVER.

      No waiver of any of the terms of this Agreement shall be valid unless in writing. No waiver or any breach of any provision hereof or default under any provisions hereof shall be deemed a waiver of any subsequent breach or default of any kind whatsoever.

SECTION 19. - CONFIDENTIALITY.

      (a). Cliffs and Steel acknowledge that this Agreement contains certain pricing, adjustment and term provisions which are confidential, proprietary or of a sensitive commercial nature and which would put Cliffs or Steel at a competitive disadvantage if disclosed to the public, including without limitation, Section 3, Section 5, Section 6 and all of the Schedules, Appendices and Exhibits hereto ("Confidential Information"). Cliffs and Steel agree that all provisions of this Agreement shall be kept confidential and, without the prior written consent of the other party, shall not be disclosed to any party not a party to this Agreement except as required by law or governmental or judicial order and except that disclosure of the existence of this Agreement shall not be precluded by this Section 19.

      (b). If either party is required by law or governmental or judicial order or receives legal process or court or agency directive requesting or requiring

ISG WEIRTON AMD PELLET SALE
disclosure of any of the Confidential Information contained in this Agreement, such party will promptly notify the other party prior to disclosure to permit such party to seek a protective order or take other appropriate action to preserve the confidentiality of such Confidential Information. If either party determines to file this Agreement with the Securities and Exchange Commission ("Commission") or any other federal, state or local governmental or regulatory authority, or with any stock exchange or similar body, such determining party will use its best efforts to obtain confidential treatment of such Confidential Information pursuant to any applicable rule, regulation or procedure of the Commission and any applicable rule, regulation or procedure relating to confidential filings made with any such other authority or exchange. If the Commission (or any such other authority or exchange) denies such party's request for confidential treatment of such Confidential Information, such party will use its best efforts to obtain confidential treatment of the portions thereof that the other party designates. Each party will allow the other party to participate in seeking to obtain such confidential treatment for Confidential Information.

SECTION 20. - GOVERNING LAW.

      This Agreement shall in all respects, including matters of construction, validity and performance, be governed by and be construed in accordance with the laws of the State of Ohio.

SECTION 21. - REPRESENTATIONS AND WARRANTIES.

      (a). Steel represents and warrants to Cliffs that (i) the execution and delivery of this Agreement by Steel and the performance of its obligations

ISG WEIRTON AMD PELLET SALE
hereunder have been duly authorized by all requisite corporate action, (ii) neither the execution and delivery of this Agreement, nor the performance of its obligations hereunder by Steel shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under the certificate of incorporation or bylaws of Steel or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in a breach of or constitute a default under the material agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which Steel is a party or by which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of Steel or any other person or entity, and (iii) this Agreement constitutes a valid and binding obligation of Steel and is enforceable against Steel in accordance with its terms.

      (b). Cliffs represents and warrants to Steel that: (i) the execution and delivery of this Agreement by Cliffs and the performance of its obligations hereunder have been duly authorized by all requisite corporate actions, (ii) neither the execution and delivery of this Agreement nor the performance of its obligations hereunder by Cliffs shall, or after the lapse of time or giving of notice shall, conflict with, violate or result in a breach of, or constitute a default under the certificate of incorporation or bylaws of Cliffs or any law, statute, rule or regulation applicable to it, or conflict with, violate or result in the breach of or constitute a default under any material agreement to which it is a party or by which it or any of its properties is bound, or any judgment, order, award or decree to which Cliffs is a party or by

ISG WEIRTON AMD PELLET SALE
which it is bound, or require any approval, consent, authorization or other action by any court, governmental authority or regulatory body or any creditor of Cliffs or any other person or entity, and (iii) this Agreement constitutes a valid and binding obligation of Cliffs and is enforceable against Cliffs in accordance with its terms.

SECTION 22. - COUNTERPARTS.

      This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

SECTION 23. - ARBITRATION.

      (a). Upon notice by either party to the other, all disputes, claims, questions or disagreements arising out or relating to this Agreement or breach, termination, enforcement, interpretation or validity thereof, including the determination of the scope or applicability of this Agreement to arbitrate, shall be determined by arbitration administered by the American Arbitration Association in accordance with the provisions of its Commercial Arbitration Rules, modified as follows:

            (i)   The place of arbitration shall be Cleveland, Ohio;

            (ii) Unless the parties consent in writing to a lesser number, the arbitration proceedings shall be conducted before a panel of three neutral arbitrators, one to be appointed by Cliffs, one to be appointed by Steel, and third to be selected by the two arbitrators. None of the arbitrators shall be an employee, officer, director or consultant of, or of a direct competitor of, Steel or Cliffs;

ISG WEIRTON AMD PELLET SALE

            (iii) Either party may apply to the arbitrators seeking injunctive relief until the arbitration award is rendered or the controversy is otherwise resolved. Either party also may, without waiving any remedy under this Agreement, seek from any court having jurisdiction any interim or provisional relief that is necessary to protect the rights or property of that party, pending the establishment of the arbitral tribunal (or pending the arbitral tribunal's determination of the merits of the controversy);

            (iv) Consistent with the expedited nature of arbitration, each party will, upon the written request of the other party, promptly provide the other with copies of documents on which the producing party may rely or otherwise which may be relevant in support of or in opposition to any claim or defense; any dispute regarding discovery, or the relevance or scope thereof, shall be determined by the arbitrators, which determination shall be conclusive; and all discovery shall be completed within 45 days following the appointment of the arbitrators;

            (v) In connection any arbitration arising out of this Agreement, the arbitrators shall have no authority to alter, amend, or modify any of the terms and conditions of this Agreement, and further, the arbitrators may not enter any award that alters, amends or modifies terms or conditions of this Agreement in any form or manner;

ISG WEIRTON AMD PELLET SALE

            (vi) The award or decision shall be made within nine months of the filing of the notice of intention to arbitrate, and the arbitrators shall agree to comply with this schedule before accepting appointment; provided, however, that this time limit may be extended by written agreement signed by both parties or by the arbitrators, if necessary; and

            (vii) In connection with any arbitration related to this Agreement, each party shall be responsible for its own costs and expenses, and the parties will equally split the cost of conducting the arbitration itself.

      (b). The judgment of the arbitrators shall be final and binding on the parties, and judgment upon the award rendered by the arbitrators may be entered and enforced by any court of the United States or any state thereof.

      IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.

THE CLEVELAND-CLIFFS IRON COMPANY             INTERNATIONAL STEEL GROUP INC

________________________________              ________________________________
Vice President                                Vice President

CLIFFS MINING COMPANY                         ISG WEIRTON INC.

________________________________              ________________________________
Vice President                                Vice President

NORTHSHORE MINING COMPANY

ISG WEIRTON AMD PELLET SALE

________________________________
Vice President

CLIFFS SALES COMPANY
________________________________
Vice President

ISG WEIRTON AMD PELLET SALE

                                          CONFIDENTIAL MATERIAL HAS BEEN
                                          OMITTED AND FILED SEPARATELY WITH THE
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          ASTERISKS DENOTE SUCH OMISSIONS.

                                   APPENDIX 1

                                    GLOSSARY

                  [TO BE FINALIZED ONCE PAGINATION IS COMPLETE]

2004 Base Prices...................................................      9
Agreement..........................................................      1
Bankruptcy Case....................................................      1
Cliffs Pellets.....................................................      3
Cliffs Transferee..................................................     24
Cliffs.............................................................      1
Collateral.........................................................     16
Commission.........................................................     25
Cure Amount........................................................      2
Hibbing Pellets....................................................      2
Iron...............................................................      1
ISG Weirton........................................................      1
ISG................................................................      1
Lower Lakes Docks..................................................      8
Mining.............................................................      1
net ton............................................................      4
Northshore Pellets.................................................      2
Northshore.........................................................      1
Original Contract..................................................      1
Pellets............................................................      4
PMSI Termination...................................................     17
PMSI ..............................................................     16
[****] ............................................................     10
[****] ............................................................      9
Quarterly Price Adjustment.........................................     14
Sales..............................................................      1
[****] ............................................................     11

ISG WEIRTON AMD PELLET SALE

Steel..............................................................      1
Steel's Annual Pellet Tonnage Requirements.........................      3
Tilden Pellets.....................................................      2
ton................................................................      4
Transferee.........................................................     23
Utac Pellets.......................................................      3
Weirton Works......................................................      3
Weirton............................................................      1
year...............................................................      4

                                          CONFIDENTIAL MATERIAL HAS BEEN
                                          OMITTED AND FILED SEPARATELY WITH THE
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          ASTERISKS DENOTE SUCH OMISSIONS.

                                  EXHIBIT INDEX

1     Typical Specifications and Analysis Limits

2A    Pellet Ore Balance - 2004

2B    Pellet Ore Balance - 2005

3     Pellet Price Calculation

4      [****]

5      [****]

ISG WEIRTON AMD PELLET SALE

                                           CONFIDENTIAL MATERIAL HAS BEEN
                                           OMITTED AND FILED SEPARATELY WITH THE
                                           SECURITIES AND EXCHANGE COMMISSION.
                                           ASTERISKS DENOTE SUCH OMISSION.

                                                                  EXHIBIT 1


                 CLEVELAND-CLIFFS INC. PELLET TYPICAL ANALYSIS
                        AS LOADED TO VESSEL FOR SHIPMENT

                                                     TILDEN                        NORTHSHORE
                                            ------------------------    --------------------------------
                                Report                        [****]                           [****]
                               Frequency    Typical  [****]   [****]         Typical   [****]  [****]
                               -------------------------------------------------------------------------
MOISTURE                           V        [****]                           [****]
                                            ------                           ------
A. DRY CHEMICAL ANALYSIS
    Total Iron                     V        [****]                           [****]
                                            ------                           ------
    SiO2                           V        [****]   [****]   [****]         [****]    [****]  [****]
                                            ------   ------   ------         ------    ------  ------
    AI2O3                          V        [****]                           [****]
                                            ------                           ------
    CaO                            V        [****]                           [****]
                                            ------                           ------
    MgO                            V        [****]                           [****]
                                            ------                           ------
    Mn                             V        [****]                           [****]
                                            ------                           ------
    Phos                           V        [****]   [****]   [****]         [****]    [****]  [****]
                                            ------   ------   ------         ------    ------  ------
    S                             SA        [****]                           [****]
                                            ------                           ------
    TiO2                          SA        [****]                           [****]
                                            ------                           ------
    Na2O                           M        [****]                           [****]
                                            ------                           ------
    K2O                            M        [****]                           [****]
                                            ------                           ------

B. SIZING, WT. %
    % + 1/2"                       V        [****]                           [****]
                                            ------                           ------
    % - 1/2" x + 3/8"              V        [****]                           [****]
                                            ------                           ------
    % - 3/8" x + 1/4"              V        [****]                           [****]
                                            ------                           ------
    % - 1/4"                       V        [****]   [****]   [****]         [****]    [****]  [****]
                                            ------   ------   ------         ------    ------  ------

C. TUMBLE TEST
    % + 1/4" before tumble         V        [****]                           [****]
                                            ------                           ------
    % + 1/4" after tumble          V        [****]   [****]   [****]         [****]    [****]  [****]
                                            ------   ------   ------         ------    ------  ------
    Q Index                        V        [****]                           [****]
                                            ------                           ------
    Tumble Index - 28 mesh         V        [****]                           [****]
                                            ------                           ------

D. COMPRESSION TEST
    Minus 1/2" by plus 7/16"

    Minus 1/2" by plus 3/8"       SA        [****]                      V              [****]
                                            ------                                     ------

                                                        HIBBING                           UNITED
                                            ----------------------------   -----------------------------
                                Report                            [****]                          [****]
                               Frequency        Typical  [****]   [****]        Typical  [****]   [****]
                               -------------------------------------------------------------------------
MOISTURE                           V            [****]                          [****]
                                                ------                          ------
A. DRY CHEMICAL ANALYSIS
    Total Iron                     V            [****]                          [****]
                                                ------                          ------
    SiO2                           V            [****]   [****]   [****]        [****]   [****]   [****]
                                                ------   ------   ------        ------   ------   ------
    AI2O3                          V            [****]                          [****]
                                                ------                          ------
    CaO                            V            [****]                          [****]
                                                ------                          ------
    MgO                            V            [****]                          [****]
                                                ------                          ------
    Mn                             V            [****]                          [****]
                                                ------                          ------
    Phos                           V       SA   [****]                     SA   [****]
                                                ------                          ------
    S                             SA            [****]                          [****]
                                                ------                          ------
    TiO2                          SA            [****]                          [****]
                                                ------                          ------
    Na2O                           M            [****]                          [****]
                                                ------                          ------
    K2O                            M            [****]                          [****]
                                                ------                          ------

B. SIZING, WT. %
    % + 1/2"                       V            [****]                          [****]
                                                ------                          ------
    % - 1/2" x + 3/8"              V            [****]                          [****]
                                                ------                          ------
    % - 3/8" x + 1/4"              V            [****]                          [****]
                                                ------                          ------
    % - 1/4"                       V            [****]   [****]   [****]        [****]   [****]   [****]
                                                ------   ------   ------        ------   ------   ------

C. TUMBLE TEST
    % + 1/4" before tumble         V            [****]                          [****]
                                                ------                          ------
    % + 1/4" after tumble          V            [****]   [****]   [****]        [****]   [****]   [****]
                                                ------   ------   ------        ------   ------   ------
    Q Index                        V            [****]                          [****]
                                                ------                          ------
    Tumble Index - 28 mesh         V            [****]                          [****]
                                                ------                          ------

D. COMPRESSION TEST
    Minus 1/2" by plus 7/16"                V   [****]                     V    [****]
                                                ------                          ------
    Minus 1/2" by plus 3/8"       SA

TYPICAL ANALYSIS         -   2004 EXPECTED AVERAGE CARGO ANALYSIS

[****]                   -    [****]

LETTER "V" DENOTES       -   ANALYSIS TO BE PROVIDED ON EACH VESSEL SHIPMENT
                             OF PELLETS

LETTER "SA" DENOTES      -   ANALYSIS TO BE DONE ON A COMPOSITE SAMPLE OF
                             SEMI-ANNUAL VESSEL SHIPMENTS

LETTER "M" DENOTES       -   ANALYSIS TO BE DONE ON A RANDOM MONTHLY CARGO

                                                                      EXHIBIT 2A

                                ISG - WEIRTON INC
                               PELLET ORE BALANCE
                                    YEAR 2004

DAYS IN PERIOD                         31     29     31     30     31     30     31     31     30      31      30      31      366
                                      JAN    FEB    MAR    APR    MAY    JUN    JUL    AUG    SEP     OCT     NOV     DEC     YEAR
                                      ---    ---    ---    ---    ---    ---    ---    ---    ---     ---     ---     ---     ----
HOT METAL PRODUCTION - NTPD
     Weirton
                                      ------------------------------------------------------------------------------------------
G.T. Ore/NTHM-Weirton
                                      ==========================================================================================
(Iron Ore in Thousand Gross Tons)
BEGINNING INVENTORY - G.T.
     Weirton
     Ashtablua Dock
     Cleveland Bulk Terminal
                                      -------------------------------------------------------------------------------------
TOTAL BEGINNING INVENTORY              -      -      -      -      -      -      -      -      -       -       -       -

PELLET SHIPMENTS - UL
     Ashtablua Dock                                                                                                            -
     Cleveland Bulk Terminal                                                                                                   -
                                      ------------------------------------------------------------------------------------------
TOTAL SHIPMENTS                        -      -      -      -      -      -      -      -      -       -       -       -       -

PELLET SHIPMENTS - LL
     Ashtablua Dock                                                                                                            -
     Cleveland Bulk Terminal                                                                                                   -
                                      ------------------------------------------------------------------------------------------
TOTAL SHIPMENTS                        -      -      -      -      -      -      -      -      -       -       -       -       -

CONSUMPTION -G.T.
TOTAL CONSUMPTION
                                      ------------------------------------------------------------------------------------------

ENDING INVENTORY - G.T.
     Weirton
     Ashtablua Dock
     Cleveland Bulk Terminal
                                      -------------------------------------------------------------------------------------
TOTAL ENDING INVENTORY                 -      -      -      -      -      -      -      -      -       -       -       -

DAYS SUPPLY IN LOWER LAKE INVENTORY
     Weirton

                                          CONFIDENTIAL MATERIAL HAS BEEN
                                          OMITTED AND FILED SEPARATELY WITH THE
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          ASTERISKS DENOTE SUCH OMISSIONS.

                                                                       EXHIBIT 3

                            PRICE ADJUSTMENT FORMULA
                 TILDEN, HIBBING, NORTHSHORE, AND UNITED PELLETS
                           FOR YEARS 2005 THROUGH 2018

[****]
         [****]

(1) Current Year's [****] - Preceding Year's [****]                             X  [****]  =   A
                            Preceding Year's [****]

(2) Current Year's [****] - Preceding Year's [****]                             X  [****]  =   B
                            Preceding Year's [****]

(3)(4) {(A+B) X [****]    X Preceding Year's Adjusted                           = Current Year's Price Adjustment Per Iron Unit
                            Price Per Iron Unit

CURRENT YEAR'S ADJUSTED PRICE PER IRON UNIT

(5) Current Year's Price Adjustment   +  Preceding Year's Adjusted           = Current Year's Adjusted Price Per Iron Unit
    Per Iron Unit                          Price Per Iron Unit

CURRENT YEAR'S ESTIMATED PELLET PRICE PER TON

(6) Current Year's Adjusted           X  Current Year's Expected Natural     = Current Year's Estimated Pellet Price Per Ton
    Price Per Iron Unit                    Iron Content

                                          CONFIDENTIAL MATERIAL HAS BEEN
                                          OMITTED AND FILED SEPARATELY WITH THE
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          ASTERISKS DENOTE SUCH OMISSIONS.

                                                                       EXHIBIT 4

                                [* * * *] FORMULA
                 TILDEN, HIBBING, NORTHSHORE, AND UNITED PELLETS
                         FOR THE YEARS 2004 THROUGH 2018

                   EXAMPLE 1      EXAMPLE 2      EXAMPLE 3     EXAMPLE 4     EXAMPLE 5      EXAMPLE 6
                   ----------     ----------     ---------     ---------    -----------     ----------
[****]
                   ----------     ----------     ---------     ---------    -----------     ----------

                   ----------     ----------     ---------     ---------    -----------     ----------

                   ----------     ----------     ---------     ---------    -----------     ----------

                   ----------     ----------     ---------     ---------    -----------     ----------
                   [****]         [****]         [****]        [****]       [****]          [****]

                                          CONFIDENTIAL MATERIAL HAS BEEN
                                          OMITTED AND FILED SEPARATELY WITH THE
                                          SECURITIES AND EXCHANGE COMMISSION.
                                          ASTERISKS DENOTE SUCH OMISSIONS.

                                                                       EXHIBIT 5

                          SUBSTITUTE [* * * *] EXAMPLE
                                    [* * * *]
                           FOR YEARS 2004 THROUGH 2018

Contract [****]

Contract [****]

In The Event That [****] Annual Total [****] Are Less Than [****], Then Steel
And Cliffs Agree To Substitute Another[****] [****] - Substitute [****]

DETERMINE SUBSTITUTE [****]

  (1) Current Year's Actual Average [****] of Substituted [****] - Prior Year's [****]     =  A

  (2) A +[****]     =    [****]

  (3) A + [****]    =    [****]

RESULTS FROM (2) AND (3) ABOVE DETERMINE SUBSTITUTE [****]